Exhibit 10.23

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS
OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24, & 30

1. REQUISITION NUMBER:
PAGE 1 OF 67

2. CONTRACT NO.: GS-23F0037T
3. AWARD/EFFECTIVE DATE:
4. ORDER NUMBER: 24322624F0016
5. SOLICITATION NUMBER:
6. SOLICITATION ISSUE DATE:

7. FOR SOLICITATION INFORMATION CALL: a. NAME: Elizabeth Finley | b. TELEPHONE NUMBER (No collect calls):
8. OFFER DUE DATE/LOCAL TIME:

9. ISSUED BY — CODE: OPM 243226
OPO - DC
US Office of Personnel Management
1900 E St. NW
Room 1342
Washington DC 20415-7710

10. THIS ACQUISITION IS ☒ UNRESTRICTED OR ☐ SET ASIDE: % FOR:
☐ SMALL BUSINESS
☐ HUBZONE SMALL BUSINESS
☐ SERVICE-DISABLED VETERAN-OWNED SMALL BUSINESS (SDVOSB)
☐ WOMEN-OWNED SMALL BUSINESS (WOSB)
☐ ECONOMICALLY DISADVANTAGED WOMEN-OWNED SMALL BUSINESS (EDWOSB)
☐ 8(A)
NORTH AMERICAN INDUSTRY CLASSIFICATION STANDARD (NAICS): 561450
SIZE STANDARD: $41

11. DELIVERY FOR FREE ON BOARD (FOB) DESTINATION UNLESS BLOCK IS MARKED ☒ SEE SCHEDULE
12. DISCOUNT TERMS: PROMPT NET 30
13a. ☐ THIS CONTRACT IS A RATED ORDER UNDER THE DEFENSE PRIORITIES AND ALLOCATIONS SYSTEM - DPAS (15 CFR 700)
13b. RATING:
14. METHOD OF SOLICITATION: ☐ REQUEST FOR QUOTE (RFQ) ☐ INVITATION FOR BID (IFB) ☐ REQUEST FOR PROPOSAL (RFP)

15. DELIVER TO — CODE: OPM 42AA
Office of the Chief Financial Offic
Office of the Chief Financial Offic
1900 E St NW, Rm 5475
Washington DC 20416

16. ADMINISTERED BY — CODE: OPM 243226
See Schedule

17a. CONTRACTOR/OFFEROR — CODE: W87HKT8TQJP5 — FACILITY CODE:
IDENTITY THEFT GUARD SOLUTIONS, INC.
Attn: IAN KELLY
4145 SW WATSON AVE STE 400
BEAVERTON OR 970052158
TELEPHONE NO.:

☐ 17b. CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER

18a. PAYMENT WILL BE MADE BY — CODE: OP DELPHI EINVOI
OPM Delphi eInvoicing System
https://einvoice.esc.gov

18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a UNLESS BLOCK BELOW IS CHECKED ☐ SEE ADDENDUM

19. ITEM NO.	20. SCHEDULE OF SUPPLIES/SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT
	ADMINISTERED BY: OPO - DC US Office of Personnel Management 1900 E St. NW Room 1342 Washington DC 20415-7710 USA 1.) This document establishes a fixed priced task order between the Office of Personnel Management ("OPM") and Identity Theft Guard Solutions, Inc. ("IDX"). This task order is issued under the				

(Use Reverse and/or Attach Additional Sheets as Necessary)

25. ACCOUNTING AND APPROPRIATION DATA: See schedule
26. TOTAL AWARD AMOUNT (For Government Use Only): $[***]

☐ 27a. SOLICITATION INCORPORATES BY REFERENCE (FEDERAL ACQUISITION REGULATION) FAR 52.212-1, 52.212-4. FAR 52.212-3 AND 52.212-5 ARE ATTACHED. ADDENDA ☐ ARE ☐ ARE NOT ATTACHED.
☒ 27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4. FAR 52.212-5 IS ATTACHED. ADDENDA ☒ ARE ☐ ARE NOT ATTACHED.

☒ 28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN 1 COPIES TO ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED.

☐ 29. AWARD OF CONTRACT: REFERENCE ______ OFFER DATED ______. YOUR OFFER ON SOLICITATION (BLOCK 5), INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH HEREIN, IS ACCEPTED AS TO ITEMS:

30a. SIGNATURE OF OFFEROR/CONTRACTOR: James C. Foster
30b. NAME AND TITLE OF SIGNER (Type or print): James Foster, CEO
30c. DATE SIGNED: 12/27/23

31a. UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER):
31b. NAME OF CONTRACTING OFFICER (Type or print): Elizabeth Finley
31c. DATE SIGNED:

AUTHORIZED FOR LOCAL REPRODUCTION
PREVIOUS EDITION IS NOT USABLE
STANDARD FORM 1449 (REV. 11/2021)
Prescribed by GSA - FAR (48 CFR) 53.212

2 of 67

19. ITEM NO.	20. SCHEDULE OF SUPPLIES/SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT
	terms and conditions of Request for Quotation (RFQ) 24322623Q0086, IDX' GSA Schedule Contract GS-23F-0037T, and IDX' Technical and Price Quotations dated Nov. 14, 2023. 2.) The Transition-In Period is hereby executed from January 1, 2024 to June 30, 2024. The Base Period services will begin on July 1, 2024 through June 30, 2025. 3.) The current Task Order obligation amount is $[***]. The Base Period will be obligated in the amount of $[***] via a separate modification in Q3 of FY24. Accounting Info: 0000000000.0000.0000000000.0000000000.00000.000000 00.0000000000.0000000000.0000000000.0000000000 Period of Performance: 01/01/2024 to 09/30/2028				
00001	Transition-In Period: This is a firm fixed priced CLIN for all transition-in services described in the attached PWS. Award Type: Firm-fixed-price Period of Performance: 01/01/2024 to 06/30/2024				0.00
00002	Base Period: Total Solution CM IPS Services - this is a firm fixed priced CLIN in the amount of $[***] for services described in the Continued ...				0.00

32a. QUANTITY IN COLUMN 21 HAS BEEN

☐ RECEIVED ☐ INSPECTED ☐ ACCEPTED, AND CONFORMS TO THE CONTRACT, EXCEPT AS NOTED:

32b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE	32c. DATE	32d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT REPRESENTATIVE
32e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE		32f. TELEPHONE NUMBER OF AUTHORIZED GOVERNMENT REPRESENTATIVE 32g. E-MAIL OF AUTHORIZED GOVERNMENT REPRESENTATIVE

33. SHIP NUMBER ☐ PARTIAL ☐ FINAL	34. VOUCHER NUMBER	35. AMOUNT VERIFIED CORRECT FOR	36. PAYMENT ☐ COMPLETE ☐ PARTIAL ☐ FINAL	37. CHECK NUMBER
38. S/R ACCOUNT NUMBER	39. S/R VOUCHER NUMBER	40. PAID BY		

41a. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT		42a. RECEIVED BY *(Print)*	
41b. SIGNATURE AND TITLE OF CERTIFYING OFFICER	41c. DATE	42b. RECEIVED AT *(Location)*	
		42c. DATE REC'D *(YY/MM/DD)*	42d. TOTAL CONTAINERS

STANDARD FORM 1449 (REV. 11/2021) BACK

CONTINUATION SHEET | REFERENCE NO. OF DOCUMENT BEING CONTINUED GS-23F0037T/24322624F0016 | PAGE 3 OF 67

NAME OF OFFEROR OR CONTRACTOR
IDENTITY THEFT GUARD SOLUTIONS, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	attached PWS. Award Type: Firm-fixed-price $[***] Period of Performance: 07/01/2024 to 06/30/2025				
00003	Base Period: Offline Mailed Alternative: This is a not to exceed CLIN for the Offline Mailed Alternative as described in PWS Section 5.10 not to exceed [***] offline mailed alternative enrollees at a rate of $[***] per enrollee for a total CLIN value not to exceed $[***]. Period of Performance: 07/01/2024 to 06/30/2025				0.00
10001	Option Period I: Total Solution CM IPS Services - this is a firm fixed priced CLIN in the amount of $[***] for services described in the attached PWS. Award Type: Firm-fixed-price Amount: $[***](Option Line Item) Period of Performance: 07/01/2025 to 06/30/2026				0.00
10002	Option Period I: Offline Mailed Alternative -This is a not to exceed CLIN for the Offline Mailed Alternative as described in PWS Section 5.10 not to exceed [***] offline mailed alternative enrollees at a rate of $[***] per enrollee for a total CLIN value not to exceed $[***]. Amount: $[***](Option Line Item) Period of Performance: 07/01/2025 to 06/30/2026				0.00
20001	Option Period II: Total Solution CM IPS Services - this is a firm fixed priced CLIN in the amount Continued ...				0.00

NSN 7540-01-152-8067
OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

CONTINUATION SHEET | REFERENCE NO. OF DOCUMENT BEING CONTINUED GS-23F0037T/24322624F0016 | PAGE 4 OF 67

NAME OF OFFEROR OR CONTRACTOR
IDENTITY THEFT GUARD SOLUTIONS, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	of $[***] for services described in the attached PWS. Award Type: Firm-fixed-price Amount: $[***](Option Line Item) Period of Performance: 07/01/2026 to 09/30/2026				
20002	Option Period II: Offline Mailed Alternative - This is a not to exceed CLIN for the Offline Mailed Alternative as described in PWS Section 5.10 not to exceed [***] offline mailed alternative enrollees at a rate of $[***] per enrollee for a total CLIN value not to exceed $[***]. Amount: $[***](Option Line Item) Period of Performance: 07/01/2026 to 09/30/2026				0.00
30001	Option Period III: Total Solution CM IPS Services - this is a firm fixed priced CLIN in the amount of $[***] for services described in the attached PWS. Award Type: Firm-fixed-price Amount: $[***](Option Line Item) Period of Performance: 10/01/2026 to 03/31/2027				0.00
30002	Option Period III: Offline Mailed Alternative - This is a not to exceed CLIN for the Offline Mailed Alternative as described in PWS Section 5.10 not to exceed [***] offline mailed alternative enrollees at a rate of $[***] per enrollee for a total CLIN value not to exceed $[***]. Amount: $[***](Option Line Item)				0.00
40001	Period of Performance: 10/01/2026 to 03/31/2027 Option Period IV: Total Solution CM IPS Services - this is a firm fixed priced CLIN in the amount of $[***] for services described in the attached PWS. Award Type: Firm-fixed-price Continued ...				0.00

NSN 7540-01-152-8067 | OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

CONTINUATION SHEET | REFERENCE NO. OF DOCUMENT BEING CONTINUED GS-23F0037T/24322624F0016 | PAGE 5 OF 67

NAME OF OFFEROR OR CONTRACTOR
IDENTITY THEFT GUARD SOLUTIONS, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Amount: $[***](Option Line Item) Period of Performance: 04/01/2027 to 09/30/2027				
40002	Option Period IV: Offline Mailed Alternative - This is a not to exceed CLIN for the Offline Mailed Alternative as described in PWS Section 5.10 not to exceed [***] offline mailed alternative enrollees at a rate of $[***] per enrollee for a total CLIN value not to exceed $[***]. Amount: $[***](Option Line Item) Period of Performance: 04/01/2027 to 09/30/2027				0.00
50001	Option Period V: Total Solution CM IPS Services - this is a firm fixed priced CLIN in the amount of $[***] for services described in the attached PWS. Award Type: Firm-fixed-price Amount: $[***](Option Line Item) Period of Performance: 10/01/2027 to 03/31/2028				0.00
50002	Option Period V: Offline Mailed Alternative - This is a not to exceed CLIN for the Offline Mailed Alternative as described in PWS Section 5.10 not to exceed [***] offline mailed alternative enrollees at a rate of $[***] per enrollee for a total CLIN value not to exceed $[***]. Amount: $[***](Option Line Item)				0.00
60001	Period of Performance: 10/01/2027 to 03/31/2028 Option Period VI: Total Solution CM IPS Services - this is a firm fixed priced CLIN in the amount of $[***] for services described in the attached PWS. Award Type: Firm-fixed-price Amount: $[***](Option Line Item) Continued ...				0.00

NSN 7540-01-152-8067
OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

CONTINUATION SHEET | REFERENCE NO. OF DOCUMENT BEING CONTINUED GS-23F0037T/24322624F0016 | PAGE 6 OF 67

NAME OF OFFEROR OR CONTRACTOR
IDENTITY THEFT GUARD SOLUTIONS, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Period of Performance: 04/01/2028 to 09/30/2028				
60002	Option Period VI: Offline Mailed Alternative - This is a not to exceed CLIN for the Offline Mailed Alternative as described in PWS Section 5.10 not to exceed [***] offline mailed alternative enrollees at a rate of $[***] per enrollee for a total CLIN value not to exceed $[***]. Amount: $[***](Option Line Item) Period of Performance: 04/01/2028 to 09/30/2028				0.00
70001	Optional Transition Out: The is a firm priced priced CLIN in the amount of $[***]. This six-month optional transition out period may run concurrently with any option period including the Option to Extend Services IAW FAR 52.217-8. Award Type: Firm-fixed-price Amount: $[***](Option Line Item) Period of Performance: 04/01/2028 to 09/30/2028				0.00
	The following documents are hereby incorporated into and made a part of this Task Order, listed in order of precedence: 1. RFQ 24322623Q0006 (incorporated by reference) 2. PWS (incorporated in full text) 3. IDX' GSA Schedule contract GS-23F-0037T (incorporated by reference) 4. FAR and OPM Specific Clauses (incorporated in full text) 5. IDX's Technical and Price Quotations dated Nov. 14, 2023 (incorporated by reference) The total amount of award: $247,888,900.00. The obligation for this award is shown in box 26.				

NSN 7540-01-152-8067
OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110